Exhibit 10.2

FORM OF
WARRANT TO PURCHASE
SHARES OF COMMON STOCK
OF
IVAX DIAGNOSTICS, INC.

THIS WARRANT AND THE SHARES (AS HEREINAFTER DEFINED) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THIS WARRANT AND THE SHARES ARE ALSO SUBJECT TO RESTRICTIONS ON SALE, ASSIGNMENT, PLEDGE OR OTHER DISPOSITION PURSUANT TO THAT CERTAIN STOCK PURCHASE AGREEMENT WITH THE COMPANY (AS HEREINAFTER DEFINED), DATED APRIL 8, 2011, PURSUANT TO WHICH NEITHER THIS WARRANT NOR THE SHARES MAY BE OFFERED OR SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF PRIOR TO MAY [___], 2013 WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL PLACE OF BUSINESS OF THE COMPANY.

THIS WARRANT CERTIFIES THAT, upon the terms and subject to the conditions set forth herein, ERBA Diagnostics Mannheim GmbH, a company headquartered in Germany (the “Holder”), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, has been granted the right to purchase from IVAX Diagnostics, Inc., a Delaware corporation (the “Company”), during the Term (as hereinafter defined), 20,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share, at an exercise price of U.S.$0.75 per Share (the “Exercise Price”). Until the earlier of the Expiration Date (as hereinafter defined) and such time as this Warrant is exercised in full, the Exercise Price and the number of Shares (or consideration) issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided.

1. Term. Upon the terms and subject to the conditions set forth herein, this Warrant shall be exercisable, in whole or in part, at any time, or from time to time, during the period (such period, the “Term”) commencing at 5:00 p.m., Eastern time, on May [___], 2011 (the “Effective Date”) and ending at 5:00 p.m., Eastern time, on May [___], 2016 (the “Expiration Date”). Any portion of this Warrant remaining unexercised at the Expiration Date shall thereafter be void.

2.	Exercise.

(a) Manner of Exercise. The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, during the Term: (i) by the surrender of this Warrant and the Notice of Exercise (in the form attached hereto as Exhibit A), duly completed and executed on behalf of the Holder, at the principal executive office of the Company located at 2140 North Miami Avenue, Miami, Florida 33127, or such other office as the Company shall notify the Holder of in writing (the “Principal Office”); and (ii) upon payment, by bank check or wire transfer of immediately available funds to an account designated by the Company, of the aggregate Exercise Price for the Shares to be purchased.

(b) Time of Exercise. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above (the “Exercise Date”), and the Holder (or other individual or entity (“Person”) entitled to receive the Shares issuable upon such exercise in accordance with the terms hereof) shall be treated for all purposes as the holder of record of such Shares as of the close of business on such date.

(c) Delivery of Certificate and Balance Warrant. As promptly as practicable on or after the Exercise Date and in any event within fifteen (15) days thereafter, the Company, at its expense, will issue and deliver to the Holder (or other Person entitled to receive the Shares issuable upon exercise of this Warrant in accordance with the terms hereof) a certificate or certificates for the Shares issuable upon such exercise or, if such Shares are not certificated, other appropriate written evidence of the issuance of the Shares. In the event that this Warrant is exercised in part, the Company at its expense shall execute and deliver to the Holder (or its successor or permitted assignee) a new warrant of like tenor exercisable for the number of Shares for which this Warrant may then be exercised after giving effect to all previous exercises and adjustments.

(d) No Fractional Shares. This Warrant my only be exercised for whole Shares, and in no event shall any fractional Share be issued upon any exercise of this Warrant.

(e) Limitation on Exercise. Notwithstanding anything to the contrary contained in this Warrant, in no event shall the Holder (or other Person entitled to receive the Shares issuable upon exercise of this Warrant in accordance with the terms hereof) be entitled to exercise this Warrant, or to receive Shares issuable upon exercise of this Warrant, for an amount of Shares which, as of the date of such exercise, is in excess of the number of shares of the Company’s common stock, par value $0.01 per share, that the Company has sold and issued, and the Holder has purchased, under that certain Stock Purchase Agreement, by and between the Holder and the Company, dated April 8, 2011, pursuant to which, among other things, this Warrant was issued (the “Stock Purchase Agreement”).

3.	Adjustments.

(a) Merger or Sale. If, at any time while this Warrant, or any portion thereof, is outstanding and unexpired, there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of securities otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another entity in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the Company’s shares of capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of all or substantially all of the Company’s properties and assets, then, in each case, this Warrant shall thereafter represent the right to acquire the number of Shares or other securities or property which the Holder (or its successor or permitted assignee) would have owned immediately after the consummation of such reorganization, merger, consolidation, sale or transfer, if the Holder (or its successor or permitted assignee) had exercised this Warrant immediately before the effective date of such reorganization, merger, consolidation, sale or transfer, as the case may be.

(b) Reclassification. If the Company, at any time while this Warrant, or any portion hereof, is outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, then this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as a result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change.

(c) Subdivision or Combination of Shares. If the Company, at any time while this Warrant, or any portion hereof, is outstanding and unexpired, shall split or subdivide the securities for which this Warrant is exercisable into a greater number of securities of the same class, then the amount of securities for which this Warrant is exercisable shall be proportionately increased and the Exercise Price shall be proportionately decreased. If the Company, at any time while this Warrant, or any portion hereof, is outstanding and unexpired, shall reverse split or combine the securities for which this Warrant is exercisable into a lesser number of securities of the same class, then the amount of securities for which this Warrant is exercisable shall be proportionately decreased and the Exercise Price shall be proportionately increased.

(d) Adjustments for Non-Cash Dividends. If, at any time while this Warrant, or any portion thereof, is outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional securities or property (other than cash) of the Company by way of dividend or distribution (collectively, a “Dividend”), then, in each case, this Warrant shall represent the right to acquire, in addition to the number of Shares receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional securities or property (other than cash) of the Company that the Holder (or its successor or permitted assignee) would hold on the date of exercise of this Warrant had it been the holder of record of the security receivable upon exercise of this Warrant on the record date fixed with respect to the Dividend and had thereafter, during the period from the date thereof through and including the date of such exercise, retained such securities and all other additional securities which it would have received during such period as a result of its ownership thereof, giving effect to all adjustments called for during such period by the provisions of this Warrant. Notwithstanding the foregoing, in no event shall the Company’s distribution of subscription rights to purchase additional shares of the Company’s common stock, par value $0.01 per share, or other securities of the Company in a rights offering or similar transaction be deemed to be a Dividend for purposes of this Section 3(d).

(e)	Certain Other Matters.

i. All calculations under this Section 3 shall be made to the nearest cent or whole Share, as the case may be.

ii. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least U.S.$0.01 per Share; provided, however, that any adjustments which by reason of this Section 3(e)(ii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

iii. If, as a result of an adjustment made pursuant to this Section 3, the Holder (or its successor or permitted assignee) shall become entitled to receive shares of more than one class or series of capital stock of the Company, then the Board of Directors of the Company (whose determination shall be final and conclusive) shall determine, in good faith, the allocation of the adjusted Exercise Price between or among the shares of such multiple classes or series of capital stock of the Company.

iv. If any event shall occur as to which the other provisions of this Section 3 are not strictly applicable but as to which the failure to make any adjustment would not fairly preserve the purchase rights represented by this Warrant in accordance with the essential intent and principles of the adjustments set forth in this Section 3, then, in each such case, the Board of Directors of the Company (whose determination shall be final and conclusive) shall determine, in good faith, the adjustment, if any, on a basis consistent with the essential intent and principles established herein, necessary to fairly preserve the purchase rights represented by this Warrant.

4. Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to Section 3, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder (or its successor or permitted assignee) a certificate setting forth, in reasonable detail, the event requiring such adjustment or readjustment, the amount of such adjustment or readjustment, the method by which such adjustment or readjustment was calculated, the adjusted or readjusted Exercise Price and adjusted or readjusted number of Shares or amount of other securities or property that would be received upon the exercise of this Warrant.

5. Legends. Each stock certificate representing Shares issued upon exercise of this Warrant shall have conspicuously endorsed thereon, in addition to any legends deemed necessary or advisable by the Company, the following legends:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS

OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF CAPITAL STOCK. A STATEMENT SETTING FORTH THE VOTING POWERS, DESIGNATIONS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS OF THE VARIOUS CLASSES OF CAPITAL STOCK IS ON FILE AT THE CORPORATION’S OFFICE. THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO ITS STOCKHOLDERS, WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON SALE, ASSIGNMENT, PLEDGE OR OTHER DISPOSITION PURSUANT TO THAT CERTAIN STOCK PURCHASE AGREEMENT WITH THE CORPORATION, DATED APRIL 8, 2011. UNDER SUCH AGREEMENT, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF PRIOR TO MAY [___], 2013, WITHOUT THE PRIOR WRITTEN CONSENT OF THE CORPORATION. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL PLACE OF BUSINESS OF THE CORPORATION.

6. Shares to be Fully Paid. When issued and delivered in accordance with this Warrant to the Holder (or its successor or permitted assignee) upon payment to the Company of the applicable Exercise Price, the Shares issued by the Company pursuant to this Warrant will be fully paid and non-assessable with no personal liability attaching to ownership thereof and will be free and clear of all liens, charges and encumbrances of any nature whatsoever except for restrictions on transfer under the Stock Purchase Agreement and under applicable federal and state securities laws.

7. Company to Reserve Shares. At all times while this Warrant, or any portion hereof, is outstanding and unexpired, the Company shall reserve and keep available, free from preemptive rights, out of its authorized but unissued capital stock, for the purpose of effecting the exercise of this Warrant, the full number of Shares then deliverable upon the exercise of this Warrant. The issuance of this Warrant shall constitute full authority to those officers of the Company who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for Shares upon exercise of this Warrant.

8. Exchange of Warrant. If this Warrant shall be mutilated, lost, stolen or destroyed, then the Company shall execute and deliver to the Holder (or its successor or permitted assignee) a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant (including, without limitation, a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction) and upon receipt of indemnity reasonably satisfactory to the Company.

9. No Rights as Stockholder. Except as otherwise provided herein, this Warrant, to the extent not exercised, will not entitle the Holder to any of the rights, including, without limitation, voting rights, information rights and rights to receive dividends or distributions, of a stockholder of the Company.

10. Amendment. This Warrant may not be modified or amended, except with the prior written consent of the Holder (or its successor or permitted assignee) and the Company. Any instrument given by or on behalf of the Holder (or its successor or permitted assignee) in connection with any consent to any modification or amendment of this Warrant will be conclusive and binding on any and all subsequent holders of this Warrant.

11. Transfer. Neither this Warrant nor the Shares have been registered under the Securities Act of 1933, as amended, or any state securities laws, and such securities may not be offered for sale, sold, assigned, pledged, or otherwise disposed of, unless they are registered under the Securities Act of 1933, as amended, and such state laws or the transaction is exempt from the registration requirements thereof. In addition, this Warrant and the Shares are subject to restrictions on transfer set forth in the Stock Purchase Agreement, pursuant to which, among other things, neither this Warrant nor the Shares may be offered for sale, sold, assigned, pledged or otherwise disposed of prior to May [___], 2013 without the prior written consent of the Company, which consent may be withheld in the sole discretion of the Company. Subject to the foregoing and the following sentence, upon surrender of this Warrant as a result of a transfer hereof, the Company, upon written request by the transferor, and at the expense of the transferee or transferor (as they may decide between themselves), will issue and deliver to, or to the order of, the transferee a new Warrant in the name of such transferee, or as such transferee (on payment by such transferee of any applicable transfer taxes) may direct, exercisable for the number of Shares for which this Warrant may then be exercised after giving effect to all previous exercises and adjustments. In addition to the foregoing, and as a condition precedent to effecting any transfer, the transferor shall notify the Company of the proposed transfer by delivering to the Principal Office a Notice of and Form of Assignment (in the form attached hereto as Exhibit B), duly completed and executed on behalf of the transferor.

12. Successors and Assigns. This Warrant shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Holder and its successors and permitted assigns.

13. Titles and Subtitles. The titles and subtitles used in this Warrant are for convenience only and are not to be considered in construing or interpreting any term or provision of this Warrant.

14. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Florida for all purposes and in all respects, without regard to the conflict of law provisions of such state.

[ SIGNATURE PAGE FOLLOWS ]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the Effective Date set forth above.

IVAX Diagnostics, Inc.,
a Delaware corporation

By:

Name:  Kevin D. Clark
Title: Chief Executive Officer, Chief Operating Officer and President

EXHIBIT A

NOTICE OF EXERCISE

Dated: ________, 20__

The undersigned hereby elects to purchase ____ shares (the “Shares”) of common stock of IVAX Diagnostics, Inc. (the “Company”) pursuant to the terms of the warrant issued to the undersigned, effective as of May [___], 2011, a copy of which is attached hereto (the “Warrant”), and tenders herewith payment to the Company of U.S.$0.75 per Share, for an aggregate purchase price of U.S.$___, representing payment in full for the Shares in accordance with the terms of the Warrant. Such aggregate purchase price is being paid [by bank check / by wire transfer of immediately available funds to an account designated by the Company] [strike portion which is not applicable]. Until the earlier of the Expiration Date (as defined in the Warrant) and such time as the Warrant is exercised in full, the Exercise Price (as defined in the Warrant) and the number of Shares (or consideration) issuable upon exercise of the Warrant are subject to adjustment as provided in the Warrant.

Please issue certificate(s) representing the Shares, and a new warrant for the unexercised portion of the Warrant [strike if not applicable], in the name of the undersigned, and deliver such certificate(s) and new warrant [strike if not applicable] to the undersigned at the following address:

ERBA Diagnostics Mannheim GmbH
c/o Transasia Bio-medicals Ltd.
Transasia House
8 Chandivali Studio Road
Mumbai, India 400072
Attn: Chief Executive Officer

ERBA Diagnostics Mannheim GmbH

By:

Name:

Title:

EXHIBIT B

NOTICE OF AND
FORM OF ASSIGNMENT
(TO BE SIGNED ONLY ON TRANSFER OF WARRANT)

For value received, the undersigned hereby sells, assigns and transfer unto _____, federal taxpayer identification number _____, whose address is _____, _____, _____, the right represented by the accompanying warrant to purchase shares of common stock of IVAX Diagnostics, Inc. and appoints _____, with full power of substitution in the premises, as attorney to transfer such right on the books of IVAX Diagnostics, Inc.

Dated: ________, 20__	(Signature must conform to name of holder as specified on the face of the Warrant)

Address

Signed in the presence of: